POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Joy E. Hansen and Timothy J. Schmitt his or her true and lawful attorney-in-fact and agent, with full power of substitution and revocation, in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable Newmont Mining Corporation (the "Corporation") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of common stock, and warrants to acquire common stock, of the Corporation, including power and authority to sign his or her name in any and all capacities (including his or her capacity as a Director and/or Officer of the Corporation) to a Registration Statement on Form S-4 or such other form as may be appropriate, and to any and all amendments, including post-effective amendments, to such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney-in-fact and agent shall lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 17th day of November, 1999.

Signature                                        Title

/s/Ronald C. Cambre                              Chairman and Chief Executive
-----------------------------                    Officer and Director
Ronald C. Cambre                                 (Principal Executive Officer)

/s/James T. Curry                                Director
-----------------------------
James T. Curry, Jr.

/s/ Joseph P. Flannery                           Director
-----------------------------
Joseph P. Flannery

/s/ Leo I. Higdon, Jr.                           Director
-----------------------------
Leo I. Higdon, Jr.

/s/ Robert J. Miller                             Director
-----------------------------
Robert J. Miller

/s/ Wayne W. Murdy                               President and Director
-----------------------------
Wayne W. Murdy

/s/ Robin A. Plumbridge                          Director
-----------------------------
Robin A. Plumbridge

/s/ Moeen A. Qureshi                             Director
-----------------------------
Moeen A. Qureshi

/s/ Michael K. Reilly                            Director
-----------------------------
Michael K. Reilly

/s/ James V. Taranik                             Director
-----------------------------
James V. Taranik

/s/ William I. M. Turner, Jr.                    Director
-----------------------------
William I. M. Turner, Jr.

/s/ Bruce D. Hansen                              Senior Vice President and Chief
-----------------------------                    Financial Officer (Principal
Bruce D. Hansen                                  Financial Officer)

/s/ Linda K. Wheeler                             Vice President and Controller
-----------------------------                    (Principal Accounting Officer)
 Linda K. Wheeler